SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      BRIGHTON INVESTMENT HOLDING CO., INC.
             (Exact name of registrant as specified in its Charter)

                  Delaware                         03-0451485
                  ---------                        ----------
 (State of Incorporation or Organization) (I.R.S. Employer Identification No.)


    275 Fifth Avenue, Suite 703
         New York, New York                            10001
         ------------------                            -----
(Address of Principal Executive Offices)             (Zip Code)


If this form relates to the  registration  of a class of securities  pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box [ ].

If this form relates to the  registration  of a class of securities  pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box [x].

                Securities Act Registration statement file number
                           to which this form relates:
                                   333-108428

                 Securities to be registered pursuant to Section
                               12 (g) of the Act:

                          Common Stock, .0001 par value
--------------------------------------------------------------------------------
                                (Title of Class)






ITEM.      1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The information included under the heading "Description of Securities" including subheading "Common Stock," of the Registration Statement on Form SB-2 of BRIGHTON INVESTMENT HOLDING CO., INC. (Registration No. (333-108428), as amended, is incorporated herein by reference. The final Prospectus to be filed by BRIGHTON INVESTMENT HOLDING CO., INC. pursuant to Rule 424 (b) is also deemed incorporated by reference herein upon such filing.


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ITEM.      2.    EXHIBITS.

         The following documents are included as Exhibits as indicated, to the Registration Statement and incorporated herein by this reference:

                             REGISTRATION STATEMENT


            EXHIBIT DESCRIPTION                                   EXHIBIT NUMBER
--------------------------------                                  --------------

            Certificate of Incorporation                                    3.1
            of Registrant

            Bylaws of Registrant                                            3.2

                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                               BRIGHTON INVESTMENT HOLDING CO., INC.

Date: February 12, 2004        By:

                               /s/ Geng Yannan
                               --------------------------------------------
                               Name: Geng Yannan
                               Title: President